Exhibit 99.1

USA Technologies Announces Second Quarter Fiscal Year 2016 Results

MALVERN, Pa. – Feb. 12, 2016 – USA Technologies, Inc. (NASDAQ:USAT) (“USAT”), a leader of wireless, cashless payment and M2M/IoT solutions for small-ticket, self-serve retailing industries, today reported results for its second quarter ended December 31, 2015.

Second Quarter Financial Highlights:

●	Total quarterly revenue of $18.5 million, a year-over-year increase of 44%

●	20,000 net connections for the quarter compared to 12,000 in the same quarter last year, a year-over-year increase of 67%

●	369,000 connections to ePort service, a year-over-year increase of 28%

●	Record 10,625 customers compared to 8,450 in the same quarter last year, a year-over-year increase of 26%

●	Quarterly record license and transaction fee revenue of $13.7 million, a year-over-year increase of 30%

●	Quarterly license and transaction fees gross margins increased to 33.7% from 31.7% in the prior year

●	Quarterly adjusted EBITDA of $2.3 million, a year-over-year increase of 34%

●	Quarterly GAAP net loss of $0.9 million, including the impact of $1.2 million non-cash expense for the fair value warrant liability adjustment

●	Quarterly Non-GAAP net income of $0.7 million, or $0.02 per share

●	Achieved positive free cash flow* for fourth straight quarter fueled by success in the company’s QuickStart third-party leasing program

*(Defined as cash flow from operations less cash used for the purchase of equipment for the JumpStart rental program.)

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

Second Quarter Financial Highlights & Transaction Data:

	Three months ended, unless noted
	December 31,
(Connections, transactions and $’s in thousands, except per share data)	2015	2014	# Change	% Change

Revenues:
License and transaction fees	$13,674	$10,480	$3,194	30%
Equipment sales	4,829	2,342	2,487	106%
Total revenues	$18,503	$12,822	$5,681	44%

License and transaction fees gross margin	33.7%	31.7%	2.0%	6.3%

Equipment sales gross margin	18.1%	17.6%	0.6%	3.2%

Operating income	$594	$51	$543	1064.7%

Adjusted EBITDA	$2,260	$1,681	$579	34.4%

Net loss	$(874)	$(261)	$(613)	234.9%

Net loss per common share - basic and diluted	$(0.02)	$(0.01)	$(0.01)	100.0%

Net New Connections	20	12	8	67%

Total Connections (at period end)	369	288	81	28%

Total Number of Transactions	76,000	51,000	25,000	49%

Transaction Volume	$138,000	$89,300	$48,700	55%

“The growing success at USA Technologies validates that the self-service retail market is moving toward the acceptance and adoption of cashless payments,” said Stephen P. Herbert, USA Technologies’ chairman and chief executive officer.  “This is an exciting time for us as we see major customers move toward migrating all of their machines to the ePort Connect service, as we simultaneously increase our customer base. With the acquisition of Vendscreen we are driving additional value to each connection with the most advanced cloud based interactive content delivery system for the self-service market.  We are enthusiastic about the traction we have made this quarter and our organic growth, coupled with the increasing operating leverage, underpin our confidence that USAT will continue to deliver strong results.”

Fiscal 2016 Outlook

For full fiscal year 2016, management expects to add more than 75,000 net new connections, bringing total connections on the service to over 400,000 and expects total revenue to be between $69 million and $71 million.  Additionally, we anticipate that QuickStart will remain a popular program for customers, and management expects it to drive positive free cash flows in fiscal year 2016.  We also expect to have year-over-year increases of adjusted EBITDA and non-GAAP net income.

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

Webcast and Conference Call

Management will host a conference call and webcast the event beginning at 8:30 a.m. Eastern Time today, February 12, 2016.

To participate in the conference call, please dial (866) 393-1608 approximately 10 minutes prior to the call. International callers should dial (224) 357-2194. Please reference conference ID # 42182812.

A live webcast of the conference call will be available at http://investor.usatech.com/events.cfm. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.

A telephone replay of the conference call will be available from 11:30 a.m. Eastern Time on February 12, 2016 until 11:59 p.m. Eastern Time on February 15, 2016 and may be accessed by calling (855) 859-2056 (domestic dial-in) or (404) 537-3406 (international dial-in) and reference conference ID # 42182812.  An archived replay of the conference call will also be available in the investor relations section of the company’s website.

About USA Technologies
USA Technologies is a leader of wireless, cashless payment and M2M/IoT telemetry solutions for small-ticket, self-serve retailing industries.  ePort Connect® is the company’s flagship service platform, a PCI-compliant, end-to-end suite of cashless payment and telemetry services specially tailored to fit the needs of small ticket, self-service retailing industries.  USA Technologies also provides a broad line of cashless acceptance technologies including its NFC-ready ePort® G-series, ePort Mobile™ for customers on the go, and QuickConnect, an API Web service for developers. USA Technologies has 78 United States and foreign patents in force; and has agreements with Verizon, Chase Paymentech, Visa, MasterCard, and customers such as Compass and others. Visit the website at www.usatech.com.

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

Forward-looking Statements:
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the business strategy and the plans and objectives of USAT’s management for future operations, are forward-looking statements. When used in this release, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, and similar expressions, as they relate to USAT or its management, identify forward looking statements. Such forward-looking statements are based on the beliefs of USAT’s management, as well as assumptions made by and information currently available to USAT’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability of management to accurately predict or forecast future financial results, including earnings or taxable income of USAT; the incurrence by USAT of any unanticipated or unusual non-operational expenses which would require us to divert our cash resources from achieving our business plan; the ability of USAT to retain key customers from whom a significant portion of its revenues is derived; the ability of USAT to compete with its competitors to obtain market share; whether USAT’s customers continue to utilize USAT’s transaction processing and related services, as our customer agreements are generally cancelable by the customer on thirty to sixty days’ notice; the ability of USAT to raise funds in the future through the sales of securities or debt financings in order to sustain its operations if an unexpected or unusual non-operational event would occur; the ability of USAT to use available data to predict future market conditions, consumer behavior and any level of cashless usage; the ability to prevent a security breach of our systems or services or third party services or systems utilized by us; whether any patents issued to USAT will provide USAT with any competitive advantages or adequate protection for its products, or would be challenged, invalidated or circumvented by others; the ability of USAT to operate without infringing or violating the intellectual property  rights of others; whether USAT would be able to sell sufficient ePort hardware to third party leasing companies as part of the QuickStart program in order to continue to  increase cash flows from operations; whether USAT’s ongoing remediation of a material weakness that USAT identified in its internal controls over financial reporting, and which was reflected in our annual report on Form 10-K for the fiscal year ended June 30, 2015, would be effective; whether USAT experiences additional material weaknesses in its internal controls over financial reporting in the future, and USAT is not able to accurately or timely report its financial condition or results of operations; and whether USAT’s existing or anticipated customers purchase, rent or utilize ePort devices or our other products or services in the future at levels currently anticipated by USAT. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, USAT does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

Financial Schedules:

A.	Comparative Income Statement For 6 Months Ended December 31, 2015 and December 31, 2014
B.	Comparative Income Statement For 3 Months Ended December 31, 2015 and December 31, 2014
C.	Five Quarter Select Key Performance Indicators
D.	Comparative Condensed Balance Sheets December 31, 2015 to June 30, 2015
E.	Five Quarter Statement of Operations and Adjusted EBITDA
F.	Five Quarter Selling, General, & Administrative Expenses
G.	Five Quarter Condensed Balance Sheet and Other Data
H.	Five Quarter Condensed Statement of Cash Flows
I.	Consolidated Statement of Shareholders’ Equity
J.	Reconciliation of Net Loss to Non-GAAP Net Income (Loss) and Net Earnings Loss Per Common Share – Basic and Diluted to Non-GAAP Net Earnings (Loss) Per Common Share – Basic and Diluted

NEW ACCOUNTING CLASSIFICATION

Commencing with the September 30, 2015 financial statements, the Company changed the manner in which it presents certain uncollected customer accounts receivable and the related allowance in its consolidated balance sheets and the related statements of cash flows. These accounts receivable represent a large number of small balance amounts due from customers for processing and service fees which had not been billed to customers, and as to which, there had been no customer transaction proceeds from which the Company could collect the amounts due in accordance with its normal procedures. The previous accounting classification recorded these amounts as a reduction of its accounts payable in the consolidated balance sheets and the related statements of cash flows. The new accounting classification moves these amounts to accounts receivable and allowance for bad debt.

Accordingly, the respective balances for all prior periods presented in these financial statements were reclassified in order to be consistent and comparable to the accounting treatment of these items in our December 31, 2015 financial statements. The new accounting classification as well as the reclassification for prior periods had no effect on the consolidated statements of operations or the consolidated statements of shareholders’ equity.

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(A)	Comparative Income Statement For 6 Months Ended December 31, 2015 and December 31, 2014

($ in thousands, except share and per share data)	For the six months ended December 31,
(unaudited)	2015	% of Sales	2014	% of Sales	Change	% Change

Revenues:
License and transaction fees	$26,599	75.8%	$20,636	82.3%	$5,963	28.9%
Equipment sales	8,504	24.2%	4,438	17.7%	4,066	91.6%
Total revenues	35,103	100.0%	25,074	100.0%	10,029	40.0%

Costs of sales/revenues:
Cost of services	17,772	66.8%	14,409	69.8%	3,363	23.3%
Cost of equipment	6,801	80.0%	3,796	85.5%	3,005	79.2%
Total costs of sales/revenues	24,573	70.0%	18,205	72.6%	6,368	35.0%

Gross profit:
License and transaction fees	8,827	33.2%	6,227	30.2%	2,600	41.8%
Equipment sales	1,703	20.0%	642	14.5%	1,061	165.3%
Total gross profit	10,530	30.0%	6,869	27.4%	3,661	53.3%

Operating expenses:
Selling, general and administrative	9,558	27.2%	7,163	28.6%	2,395	33.4%
Depreciation	266	0.8%	321	1.3%	(55)	-17.1%
Total operating expenses	9,824	28.0%	7,484	29.8%	2,340	31.3%
Operating income (loss)	706	2.0%	(615)	-2.5%	1,321	-214.8%

Other income (expense):
Interest income	71	0.2%	14	0.1%	57	407.1%
Interest expense	(223)	-0.6%	(124)	-0.5%	(99)	79.8%
Change in fair value of warrant liabilities	(887)	-2.5%	445	1.8%	(1,332)	-299.3%
Total other income (expense), net	(1,039)	-3.0%	335	1.3%	(1,374)	-410.1%

(Loss) before provision for income taxes	(333)	-0.9%	(280)	-1.1%	(53)	18.9%
Provision for income taxes	(181)		(42)		(139)	331.0%

Net loss	(514)	-1.5%	(322)	-1.3%	(192)	59.6%
Cumulative preferred dividends	(332)	-0.9%	(332)	-1.3%	-	0.0%
Net loss applicable to common shares	$(846)	-2.4%	$(654)	-2.6%	$(192)	29.4%
Net loss per common share - basic and diluted	$(0.02)		$(0.02)		$-	0.0%
Basic and diluted weighted average number of common shares outstanding	35,808,488		35,625,199		183,289	0.5%

Adjusted EBITDA	$4,011	11.4%	$2,627	20.5%	$1,384	52.7%

Non-GAAP net income (loss) applicable to common shares	$415	1.2%	$(704)	-5.5%	$1,119	158.9%

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(B)	Comparative Income Statement For 3 Months Ended December 31, 2015 and December 31, 2014

($ in thousands, except share and per share data)	For the three months ended December 31,
(unaudited)	2015	% of Sales	2014	% of Sales	Change	% Change

Revenues:
License and transaction fees	$13,674	73.9%	$10,480	81.7%	$3,194	30.5%
Equipment sales	4,829	26.1%	2,342	18.3%	2,487	106.2%
Total revenues	18,503	100.0%	12,822	100.0%	5,681	44.3%

Costs of sales/revenues:
Cost of services	9,067	66.3%	7,158	68.3%	1,909	26.7%
Cost of equipment	3,953	81.9%	1,930	82.4%	2,023	104.8%
Total costs of sales/revenues	13,020	70.4%	9,088	70.9%	3,932	43.3%

Gross profit:
License and transaction fees	4,607	33.7%	3,322	31.7%	1,285	38.7%
Equipment sales	876	18.1%	412	17.6%	464	112.6%
Total gross profit	5,483	29.6%	3,734	29.1%	1,749	46.8%

Operating expenses:
Selling, general and administrative	4,762	25.7%	3,531	27.5%	1,231	34.9%
Depreciation	127	0.7%	152	1.2%	(25)	-16.4%
Total operating expenses	4,889	26.4%	3,683	28.7%	1,206	32.7%
Operating income	594	3.2%	51	0.4%	543	1064.7%

Other income (expense):
Interest income	20	0.1%	4	0.0%	16	400.0%
Interest expense	(104)	-0.6%	(49)	-0.4%	(55)	112.2%
Change in fair value of warrant liabilities	(1,230)	-6.6%	135	1.1%	(1,365)	-1011.1%
Total other income (expense), net	(1,314)	-7.1%	90	0.7%	(1,404)	-1560.0%

Income (loss) before provision for income taxes	(720)	-3.9%	141	1.1%	(861)	-610.6%
Provision for income taxes	(154)		(402)		248	-61.7%

Net loss	(874)	-4.7%	(261)	-2.0%	(613)	234.9%
Cumulative preferred dividends	-	0.0%	-	0.0%	-	0.0%
Net loss applicable to common shares	$(874)	-4.7%	$(261)	-2.0%	$(613)	234.9%
Net loss per common share - basic and diluted	$(0.02)		$(0.01)		$(0.01)	100.0%
Basic and diluted weighted average number of common shares outstanding	35,828,776		35,657,519		171,257	0.5%

Adjusted EBITDA	$2,260	12.2%	$1,681	13.1%	$579	34.4%

Non-GAAP net income (loss) applicable to common shares	$686	3.7%	$6	0.0%	$680	11333.3%

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(C)	Five Quarter Select Key Performance Indicators:

	Three months ended
(unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Connections:
Gross New Connections	24,000	20,000	34,000	24,000	14,000
% from Existing Customer Base	89%	86%	89%	82%	82%
Net New Connections	20,000	16,000	31,000	14,000	12,000
Total Connections	369,000	349,000	333,000	302,000	288,000

Customers:
New Customers Added	350	675	675	475	550
Total Customers	10,625	10,275	9,600	8,925	8,450

Volumes:
Total Number of Transactions (millions)	76.0	68.8	62.2	54.8	51.0
Transaction Volume ($millions)	$138.0	$126.4	$112.8	$97.7	$89.3

Financing Structure of Connections:
JumpStart	10.1%	10.2%	6.0%	11.3%	14.4%
QuickStart & All Others *	89.9%	89.8%	94.0%	88.7%	85.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

*Includes credit sales with standard trade receivable terms

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(D)	Comparative Condensed Balance Sheets December 31, 2015 to June 30, 2015

($ in thousands)		December 31,	June 30,
(unaudited)		2015	2015	$ Change	% Change

Assets
Current assets:
Cash		$14,809	$11,374	$3,435	30%
Accounts receivable, less allowance	*	6,976	5,971	1,005	17%
Finance receivables		1,503	941	562	60%
Inventory		2,849	4,216	(1,367)	-32%
Deferred income taxes		1,258	1,258	-	0%
Prepaid expenses and other current assets		902	574	328	57%
Total current assets		28,297	24,334	3,963	16%

Finance receivables, less current portion		2,435	3,698	(1,263)	-34%
Property and equipment, net		10,856	12,869	(2,013)	-16%
Goodwill and intangbiles		8,095	8,095	-	0%
Deferred income taxes		25,607	25,788	(181)	-1%
Other assets		326	350	(24)	-7%
Total assets		$75,616	$75,134	$482	1%

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	*	$7,876	$10,542	$(2,666)	-25%
Accrued expenses		2,116	2,108	8	0%
Line of credit		7,000	4,000	3,000	75%
Current obligations under long-term debt		524	478	46	10%
Income taxes payable		-	54	(54)	-100%
Deferred gain from sale-leaseback transactions		860	860	-	0%
Total current liabilities		18,376	18,042	334	2%
Long-term liabilities
Long-term debt, less current portion		1,584	1,854	(270)	-15%
Accrued expenses, less current portion		26	49	(23)	-47%
Warrant liabilities		1,865	978	887	91%
Deferred gain from sale-leaseback transactions, less current portion		470	900	(430)	-48%
Total long-term liabilities		3,945	3,781	164	4%
Total liabilities		22,321	21,823	498	2%

Shareholders’ equity:
Preferred stock, no par value		3,138	3,138	-	0%
Common stock, no par value		225,372	224,874	498	0%
Accumulated deficit		(175,215)	(174,701)	(514)	0%
Total shareholders’ equity		53,295	53,311	(16)	0%
Total liabilities and shareholders’ equity		$75,616	$75,134	$482	1%

Total current assets		$28,297	$24,334	$3,963	16%
Total current liabilities		18,376	18,042	334	2%
Net working capital		$9,921	$6,292	$3,629	58%

* Accounts receivable, net of allowance for doubtful accounts and accounts payable have increased by the following amounts due to reclassifications		$-	$1,299

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(E)	Five Quarter Statement of Operations and Adjusted EBITDA

	For the three months ended
(unaudited)	December 31, 2015	% of Sales	September 30, 2015	% of Sales	June 30, 2015	% of Sales	March 31, 2015	% of Sales	December 31, 2014	% of Sales
Revenues:
License and transaction fees	$13,674	73.9%	$12,925	77.9%	$11,938	67.7%	$11,060	72.0%	$10,480	81.7%
Equipment Sales	4,829	26.1%	3,675	22.1%	5,708	32.3%	4,298	28.0%	2,342	18.3%
Total revenue	18,503	100.0%	16,600	100.0%	17,646	100.0%	15,358	100.0%	12,822	100.0%

Costs of sales/revenues:
License and transaction fees	9,067	66.3%	8,705	67.4%	7,863	65.9%	7,157	64.7%	7,158	68.3%
Equipment sales	3,953	81.9%	2,848	77.5%	4,975	87.2%	3,055	71.1%	1,930	82.4%
Total costs of sales/revenues	13,020	70.4%	11,553	69.6%	12,838	72.8%	10,213	57.9%	9,088	51.5%

Gross Profit:
License and transaction fees	4,607	33.7%	4,220	32.6%	4,075	34.1%	3,903	35.3%	3,323	31.7%
Equipment sales	876	18.1%	827	22.5%	733	12.8%	1,243	28.9%	412	17.6%
Total gross profit	5,483	29.6%	5,047	30.4%	4,808	27.2%	5,145	33.5%	3,734	29.1%

Operating expenses:
Selling, general and administrative	4,762	25.7%	4,796	28.9%	5,009	28.4%	4,280	27.9%	3,531	27.5%
Depreciation	127	0.7%	139	0.8%	156	0.9%	135	0.9%	152	1.2%
Total operating expenses	4,889	26.4%	4,935	29.7%	5,165	29.3%	4,415	28.7%	3,683	28.7%

Operating income (loss)	594	3.2%	112	0.7%	(357)	-2.0%	730	4.8%	51	0.4%

Other income (expense):
Interest income	20	0.1%	51	0.3%	42	0.3%	26	0.2%	4	0.0%
Other income	-	0.0%	-	0.0%	52	0.3%	-	0.0%	-	0.0%
Interest expense	(104)	-0.6%	(119)	-0.7%	(92)	-0.6%	(85)	-0.5%	(49)	-0.3%
Change in fair value of warrant liabilities	(1,230)	-7.4%	343	2.1%	263	1.6%	(1,101)	-6.6%	135	0.8%
Total other income (expense), net	(1,314)	-7.1%	275	1.7%	265	1.5%	(1,160)	-7.6%	90	0.7%

Income (loss) before provision for income taxes	(720)	-3.9%	387	2.3%	(92)	-0.5%	(429)	-2.8%	141	1.1%
Provision for income taxes	(154)	-0.8%	(27)	-0.2%	(109)	-0.6%	(138)	-0.9%	(402)	-3.1%

Net income (loss)	(874)	-4.7%	360	2.2%	(201)	-1.1%	(567)	-3.7%	(261)	-2.0%

Less interest income	(20)	-0.1%	(51)	-0.3%	(42)	-0.3%	(26)	-0.2%	(4)	0.0%
Plus interest expenses	104	0.6%	119	0.7%	92	0.6%	85	0.5%	49	0.3%
Plus income tax expense	154	0.9%	27	0.2%	109	0.7%	138	0.8%	402	2.4%
Plus depreciation expense	1,323	8.0%	1,350	8.1%	1,381	8.3%	1,433	8.6%	1,444	8.7%
Plus (less) change in fair value of warrant liabilities	1,230	7.4%	(343)	-2.1%	(263)	-1.6%	1,101	6.6%	(135)	-0.8%
Plus stock-based compensation	237	1.4%	272	1.6%	175	1.1%	216	1.3%	186	1.1%
Plus due diligence/ acquisition costs	106	0.6%	17	0.1%	-	0.0%	-	0.0%	-	0.0%
Adjusted EBITDA	$2,260	12.2%	$1,751	10.6%	$1,251	7.1%	$2,380	15.5%	$1,681	13.1%

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(F)	Five Quarter Selling, General, & Administrative Expenses

	Three months ended
($ in thousands)	December 31,	% of	September 30,	% of	June 30,	% of	March 30,	% of	December 31,	% of
(unaudited)	2015	SG&A	2015	SG&A	2015	SG&A	2015	SG&A	2014	SG&A

Salaries and benefit costs	$2,786	58.6%	$2,685	56.0%	$2,295	45.8%	$2,533	59.2%	$2,132	60.4%
Marketing related expenses	335	7.0%	333	6.9%	580	11.6%	184	4.3%	215	6.1%
Professional services	839	17.6%	782	16.3%	844	16.8%	708	16.5%	460	13.0%
Bad debt expense	239	5.0%	236	4.9%	497	9.9%	303	7.1%	141	4.0%
Premises, equipment and insurance costs	347	7.3%	399	8.3%	475	9.5%	372	8.7%	370	10.5%
Research and development expenses	37	0.8%	191	4.0%	154	3.1%	96	2.2%	115	3.3%
Due Diligence/ Acquisition Costs	106	2.2%	17	0.4%	-	0.0%	-	0.0%	-	0.0%
Other expenses	73	1.5%	153	3.2%	164	3.3%	84	2.0%	98	2.8%
Total SG&A expenses	$4,762	100%	$4,796	100%	$5,009	100%	$4,280	100%	$3,531	100%

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(G)	Five Quarter Condensed Balance Sheet and Other Data

($ in thousands)		December 31,	September 30,	June 30,	March 31,	December 31,
(unaudited)		2015	2015	2015	2015	2014

Assets
Current assets:
Cash		$14,809	$11,592	$11,374	$8,475	$6,734
Accounts receivable, less allowance	*	6,976	6,448	5,971	5,245	4,591
Finance receivables		1,503	946	941	750	363
Inventory		2,849	3,718	4,216	4,241	3,448
Other current assets		2,160	1,883	1,832	1,322	1,495
Total current assets		28,297	24,587	24,334	20,033	16,631

Finance receivables, less current portion		2,435	3,525	3,698	3,505	1,643
Other assets		326	342	350	423	411
Property and equipment, net		10,856	11,890	12,869	13,574	16,451
Deferred income taxes		25,607	25,761	25,788	26,169	26,290
Goodwill and intangibles		8,095	8,095	8,095	8,095	8,095
Total assets		$75,616	$74,200	$75,134	$71,799	$69,521

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and accrued expenses	*	$9,992	$11,615	$12,650	$9,044	$8,945
Line of credit		7,000	4,000	4,000	4,000	4,000
Other current liabilities		1,384	1,497	1,392	1,294	1,064
Total current liabilities		18,376	17,112	18,042	14,338	14,009
Long-term liabilities
Total long-term liabilities		3,945	3,116	3,781	4,134	1,834
Total liabilities		22,321	20,228	21,823	18,472	15,843

Shareholders’ equity:
Total shareholders’ equity		53,295	53,972	53,311	53,327	53,678
Total liabilities and shareholders’ equity		$75,616	$74,200	$75,134	$71,799	$69,521

Total current assets		$28,297	$24,587	$24,334	$20,033	$16,631
Total current liabilities		18,376	17,112	18,042	14,338	14,009
Net working capital		$9,921	$7,475	$6,292	$5,695	$2,622

* Accounts receivable, net of allowance for doubtful accounts and accounts payable have increased by the following amounts due to reclassifications		$-	$-	$1,299	$1,842	$1,832

Free cash flow (from operations less cash for purchase of rental equipment)		$507	$362	$2,680	$65	$(3,039)

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(H)	Five Quarter Condensed Statement of Cash Flows

		Three months ended
		December 31,	September 30,	June 30,	March 31,	December 31,
($ in thousands)		2015	2015	2015	2015	2014
(unaudited)

OPERATING ACTIVITIES:
Net income (loss)		$(874)	$360	$(201)	$(567)	$(261)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Charges incurred in connection with the vesting and issuance of common stock for employee and director compensation		237	272	175	216	186
Gain on disposal of property and equipment		(41)	(1)	(4)	(6)	(4)
Bad debt expense		238	236	497	303	141
Depreciation		1,323	1,350	1,381	1,433	1,444
Change in fair value of warrant liabilities		1,230	(343)	(263)	1,101	(135)
Deferred income taxes, net		154	27	31	121	424
Gain on sale of finance receivables		-	-	(52)	-	-
Recognition of deferred gain from sale-leaseback transactions		(215)	(215)	(215)	(215)	(215)
Changes in operating assets and liabilities:
Accounts receivable	*	(767)	(713)	(1,223)	(984)	(842)
Finance receivables		533	168	(332)	(2,249)	(778)
Inventory		649	219	(639)	651	(805)
Prepaid expenses and other assets		(254)	48	(97)	151	(248)
Accounts payable	*	(1,623)	(1,044)	3,491	(141)	(1,859)
Accrued expenses		(13)	(2)	93	234	(87)
Income taxes payable		(70)	-	37	17	-
Net change in operating assets and liabilities		(1,545)	(1,324)	1,330	(2,321)	(4,619)

Net cash provided by (used in) operating activities		507	362	2,680	65	(3,039)

INVESTING ACTIVITIES:
Purchase of property and equipment		(33)	(49)	(6)	(4)	(19)
Additions of internally developed software		(85)	-	-	-	-
Proceeds from sale of property and equipment		101	4	8	19	11

Net cash provided by (used in) investing activities		(17)	(45)	2	16	(8)

FINANCING ACTIVITIES:
Net proceeds from the issuance (retirement) of common stock and exercise of common stock warrants		(40)	29	-	-	(62)
Excess tax benefits from share-based compensation		-	-	10	-	-
Proceeds (repayment) of line of credit, net		3,000	-	-	-	(1,000)
Proceeds from long-term debt		-	-	304	1,753	-
Repayment of long-term debt		(233)	(128)	(97)	(93)	(73)

Net cash provided by (used in) financing activities		2,727	(99)	217	1,660	(1,135)

Net increase (decrease) in cash		3,217	218	2,899	1,741	(4,182)

Cash at beginning of period		11,592	11,374	8,475	6,734	10,916

Cash at end of period		$14,809	$11,592	$11,374	$8,475	$6,734

Supplemental disclosures of cash flow information:
Depreciation expense allocated to cost of services		$1,186	$1,199	$1,252	$1,289	$1,283
Reclass of rental program property to (from) inventory, net		$777	$(279)	$(719)	$1,374	$14

* Accounts Receivable
Reclassification of cash provided by and included in accounts payable to accounts receivable		$-	$-	$543	$(10)	$(479)

* Accounts Payable
Reclassification of cash provided by and included in accounts payable to accounts receivable		$-	$-	$(543)	$10	$479

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

(I)	Consolidated Statement of Shareholders’ Equity

	Series A Convertible Preferred Stock		Common Stock		Accumulated
($ in thousands, except shares)	Shares	Amount	Shares	Amount	Deficit	Total

Balance, June 30, 2015	442,968	$3,138	35,747,242	$224,874	$(174,701)	$53,311

Exercise of warrants	-	-	11,000	29	-	29
Stock based compensation
2013 Stock Incentive Plan	-	-	88,678	302	-	302
2014 Stock Option Incentive Plan	-	-	-	207	-	207
Retirement of common stock	-	-	(12,746)	(40)	-	(40)
Net loss	-	-	-	-	(514)	(514)

Balance, December 31, 2015	442,968	$3,138	35,834,174	$225,372	$(175,215)	$53,295

(J)	Reconciliation of Net Loss to Non-GAAP Net Income (Loss) and Net Earnings Loss Per Common Share - Diluted to Non-GAAP Net Earnings (Loss) Per Common Share – Diluted

	Three months ended
($ in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
(unaudited)	2015	2015	2015	2015	2014

Net income (loss)	$(874)	$360	$(201)	$(567)	$(261)
Non-GAAP adjustments:
Non-cash portion of income tax provision	224	27	72	121	402
Fair value of warrant adjustment	1,230	(343)	(263)	1,101	(135)
Due Diligence/ Acquisition Costs	106	-	-	-	-
Non-GAAP net income (loss)	$686	$44	$(392)	$655	$6

Net income (loss)	$(874)	$360	$(201)	$(567)	$(261)
Cumulative preferred dividends	-	(332)	-	(332)	-
Net income (loss) applicable to common shares	$(874)	$28	$(201)	$(899)	$(261)

Non-GAAP net income (loss)	$686	$44	$(392)	$655	$6
Cumulative preferred dividends	-	(332)	-	(332)	-
Non-GAAP net income (loss) applicable to common shares	$686	$(288)	$(392)	$323	$6

Net earnings (loss) per common share - basic	$(0.02)	$-	$(0.01)	$(0.03)	$(0.01)
Non-GAAP net earnings (loss) per common share - basic	$0.02	$(0.01)	$(0.01)	$0.01	$-
Basic weighted average number of common shares outstanding	35,828,776	35,788,199	35,716,603	35,687,650	35,657,519

Net earnings (loss) per common share - diluted	$(0.02)	$(0.01)	$(0.01)	$(0.03)	$(0.01)
Non-GAAP net earnings (loss) per common share - diluted	$0.02	$(0.01)	$(0.01)	$0.01	$-
Diluted weighted average number of common shares outstanding	35,828,776	36,427,683	35,716,603	35,687,650	35,657,519

See discussion of Non-GAAP financial measures later in this document

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

Discussion of Non-GAAP Financial Measures:

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliations between non-GAAP and GAAP measures are set forth above in Financial Schedules (E) and (J).

The following non-GAAP financial measures are discussed herein: adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share – basic and diluted. The presentation of these additional financial measures is not intended to be considered in isolation from, or superior to, or as a substitute for the financial measures prepared and presented in accordance with GAAP (Generally Accepted Accounting Principles), including the net income or net loss of USAT or net cash used in operating activities. Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT’s net income or net loss as determined in accordance with GAAP. These non-GAAP financial measures are not required by or defined under GAAP and may be materially different from the non-GAAP financial measures used by other companies. USAT has provided above in Financial Schedules (E) and (J) the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

As used herein, non-GAAP net income represents GAAP net income (loss) excluding costs or benefits relating to any adjustment for fair value of warrant liabilities,  non-cash portions of the Company’s income tax benefit (provision), and nonrecurring professional service fees recorded in SG&A that were incurred in connection with the VendScreen transaction.Non-GAAP net earnings (loss) per common share - diluted is calculated by dividing non-GAAP net income (loss) applicable to common shares by the number of diluted weighted average shares outstanding.

Management believes that non-GAAP net income (loss) and non-GAAP net earnings (loss) per common share - diluted are important measures of USAT’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. We believe that these non-GAAP financial measures serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors’ overall understanding of our current and future financial performance.

USA Technologies Announces Second Quarter Fiscal Year 2016 Financial Results

Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, nonrecurring professional service fees recorded in SG&A that were incurred in connection with the VendScreen transaction,  change in fair value of warrant liabilities and stock-based compensation expense.  We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash gain or (charge) that is not related to USAT’s operations. We have excluded the non-cash expense, stock-based compensation, as it does not reflect the cash-based operations of USAT. We have excluded the nonrecurring professional service fees incurred in connection with the VendScreen transaction in order to allow more accurate comparisons of the financial results to historical operations. Adjusted EBITDA is presented because we believe it is useful to investors as a measure of comparative operating performance and liquidity, and because it allows management and investors to consider the ongoing operations of the business both with, and without, such expenses.

Investor Contact:
Mike Bishop
The Blueshirt Group
Tel: +1 415-217-4968
mike@blueshirtgroup.com

Source: USA Technologies, Inc.
F-USAT